T. Rowe Price High Yield Fund

Supplement to Prospectus and Summary Prospectus dated August 1, 2024

On August 5, 2024, the Board of Directors of the T. Rowe Price High Yield Fund (“Fund”) approved an Agreement and Plan of Reorganization (“Plan”) pursuant to which New America High Income Fund, Inc. (“New America”), a third-party closed-end fund, will transfer substantially all of its assets and stated liabilities to the Fund in exchange for Investor Class shares of the Fund. The reorganization is subject to approval by New America shareholders, who will be asked to vote on the proposal at their Annual Meeting of Shareholders expected to take place in November 2024. Following the reorganization, New America will liquidate. The reorganization will not result in any changes to the Fund’s fees and expenses or investment program nor require any action by Fund shareholders.

The date of this supplement is August 8, 2024.

F57-041 8/8/24